UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K (THIRD AMENDED) CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 13a-11 of the Securities Exchange Act of 1934

Period Ending: September 8, 2006

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: September 8, 2006)

(Filing Date of this Report: July 5, 2007)

CARTOON ACQUISITION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K (Third Amended) Current Report dated September 8, 2006, Page 1 of 8

INTRODUCTORY EXPLANATION.

     This is the third amendment to a current report (the "Third Amendment") filed on Form 8-K with the U. S. Securities and Exchange Commission (the "Commission") for the period ended September 8, 2006 (the "Original Report") by Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant") and by Residential Income Properties, a New York corporation (the "Subsidiary").

     On or about September 18, 2006, the Registrant received a comment letter from the Commission; among other items, the Commission was concerned about the Registrant's disclosures under Item 4.01 in the Original Report. Following its review of the Commission's comments, and after reviewing certain rules and regulations applicable to any registrant's disclosures required by Item 4.01 on Form 8-K, the Registrant's Board of Directors and Chief Compliance Officer have determined the Registrant incorrectly, although unintentionally, reported certain information under Item 4.01 of the Original Report; thus, all references to the event disclosed in the Original Report under Item 4.01 are omitted in this Third Amendment, and in any exhibit hereto. (The Registrant is annexing a facsimile of the Commission's comment letter, dated September 12, 2006, and a recomposed version of the Registrant's (first) reply to the Commission, dated June 12, 2007 as exhibits hereof. The readers hereof are encouraged to read these letters. The location of the exhibits in this document may be found in Section 9, Exhibit 9.01. D hereinunder.)

     This Third Amendment reflects the Registrant's review of the Commission's comments in regard to its disclosures made in the Original Report, the first amendment, and the second amendment. The remaining disclosures made in the Original Report, as amended, remain unmodified.

     With the exception of the contents of any section, item, or exhibit to the contrary indicated, the Registrant considers the remaining information in this Report to be "filed" pursuant to Section 18 of the Securities Exchange Act of 1934.

ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements made by the Registrant in this Report may be deemed "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     While the Registrant is not seeking safe harbor for the statements of actual events, certain conclusions that are implied by the Registrant to report the events described in this item may be deemed to be "forward-looking". Forward-looking statements ARE NOT HISTORICAL FACTS; rather, such statements are based upon the OPINIONS AND ESTIMATES of the Registrant's senior executive management on the date such statements are made. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY THE REGISTRANT'S SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. These forward-looking statements that may infer an

Form 8-K (Third Amended) Current Report dated September 8, 2006, Page 2 of 8 impression of optimism about the beliefs and expectations of the Registrant's senior executive management and may be expressed through and identified by words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

     The Registrant cautions the Commission and the public not to place undue influence or reliance on these forward-looking statements, which speak only as of the date they were made. The Registrant undertakes no obligation to update these forward-looking statements, or the information therewith associated, in any future filings, schedules, or reports.

SECTION 2 - FINANCIAL INFORMATION.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

A. Audit Committee Meeting and Report.

     On July 13, 2006, the Registrant's Chairman of the Board convened a meeting of the Registrant's Audit Committee for the purpose of determining the Registrant's best course of action to address the issues of the resignation of its independent compilation accountant, to employ a new non-certifying accountant to replace him, and to determine if the Registrant must observe new accounting standards, practices, principles, or interpretations relative to the transactions reported herein.

     The Registrant's Audit Committee presented its findings to the Board of Directors on September 8, 2006, relative to the then matters-at-hand. Following its review and summarization of the Audit Committee's findings, the Registrant's Board of Directors directed the Registrant's President to file a report on Form 8-K, which, among other things, included a summary of the Audit Committee's findings in regard to the matters with which it was charged to investigate and report.

     Subsequent to that meeting of the Registrant's Audit Committee, and, subsequent to the Registrant having filed the Original Report, the first amendment, and the second amendment, the Registrant received a letter from the Commission, which expressed certain concerns the Commission had with regard to the Registrant's disclosures under Item 4.01 of the Original Report.  (A facsimile of the Commission's comment letter is annexed in Exhibit 99.1 hereof. The readers hereof are encouraged to read that letter in order to understand the Commission's concerns in defense of the public's interests in view of the Registrant's disclosures thereto.)

     Consequently, the Audit Committee reconvened to review the Commission's comments and to determine the best course of action to reply to the Commission's comments. Following numerous discussions with certain of the Registrant's advisors and after exhaustive research on the Commission's rules and regulations, the Registrant determined that is had unintentionally, yet incorrectly, made certain disclosures under Item 4.01 of Form 8-K in the Original Report, as amended.

Form 8-K (Third Amended) Current Report dated September 8, 2006, Page 3 of 8

     To that extent, it was the recommendation of the Registrant's Audit Committee and Compliance Officer to cause the Registrant to file an amendment to the Original Report, as amended; whereunder it would redact that certain disclosure made by it under Item 4.01 of the Original Report, and, further, would amend any other sections in the Original Report to correctly reclassify Mr. Marchaesi's resignation as the Registrant's non-certifying compilation accountant. The Board of Directors further directed the Registrant's President to notify the Commission of the Registrant's reply as to that and as to the other matters addressed to the Registrant by the Commission. (The Registrant replied to the Commission's comment letter on June 12, 2007. Exhibit 99.2 hereof contains a recomposed version of the Registrant's reply to the Commission, which the Registrant encourages the readers hereof to review.)

(1)(a) Resignation of John J. Marchaesi, C. P. A.

     On or about July 12, 2006, John J. Marchaesi, C. P. A., of Rochester, New York, the Registrant's principal non-certifying accountant, upon whom the Registrant's certifying accountant could rely, submitted his resignation to the Registrant.

     As the result of Mr. Marchaesi's departure, the Registrant's Audit Committee suggested that the Registrant request its principal certifying accountant, Michael T. Studer, C. P. A., P. C., of Freeport, New York, to conduct a review of all of the information previously compiled by Mr. Marchaesi. As the result of Mr. Marchaesi's departure, it then was urgent for the Registrant to engage the services of a new, qualified certified public accountant to continue to compile the Registrant's and its Subsidiary's statements of financial condition; however, the Audit Committee then determined that it would be in the best interests of the Registrant and of any new compilation accountant to make certain there were no inconsistencies with any of the previous accounting compiled and performed by Mr. Marchaesi.

     Between July 10, 2006 and July 17, 2006, the Registrant's principal certifying accountant requested (a) definitive proof of the existence of the issuance by it of certain promissory notes to various individuals and/or companies, which the Registrant subsequently provided to it, (b) definitive proof of the terms and obligations of the Registrant in regard to its merger on November 25, 2005 with Diamine Tech Group, Inc., which the Registrant then was in the process of providing to it, and (c) the identification of further subsequent events to be contained in future notes to the Registrant's financial statements beyond the Registrant's Quarterly Report on Form 10-QSB dated June 30, 2005, which the Registrant then was in the process of providing to it.

     Subsequently, Mr. Studer of the Studer firm informed the Registrant's President that his firm had no disagreement with Mr. Marchaesi's compilations; it was understood by Mr. Hudson that his review of the Registrant's and its Subsidiary's accounting was routine in the case of the resignation of any company's compilation accountant, especially, as certain quarterly work was in the process of being concluded by Mr. Marchaesi and in the process of being delivered to the Studer firm for its review.

SECTION 8 - OTHER EVENTS.

ITEM 8.01. OTHER EVENTS.

Form 8-K (Third Amended) Current Report dated September 8, 2006, Page 4 of 8

A. Resignation of John J. Marchaesi, C. P. A.

     On September 12, 2006, the Registrant filed a current report on Form 8-K for the period ended September 8, 2006 (the "Original Report") with the Commission, which it amended on two subsequent occasions.

     In the Original Report, the Registrant reported the resignation of the Registrant's independent non-certifying accountant upon whom its principal certifying accountant expressed reliance for financial reports prior to the date thereof, namely, John J. Marchaesi, C. P. A. of Rochester, New York.

     Following its filing of the Original Report with the Commission, the Commission notified the Registrant of certain of its concerns; among other things, the applicability of the Registrant's disclosure under Item 4.01 of the Original Report regarding Mr. Marchaesi's resignation. (A facsimile of the Registrant's comment letter is annexed as Exhibit 99.1 hereof.)

     Subsequent to its receipt of the Commission's comments, the Registrant reviewed certain of the Commission's rules and regulations applicable to the types of disclosures required to be made under Item 4.01 of Form 8-K and determined that its disclosure regarding Mr. Marchaesi under Item 4.01 was incorrect, albeit unintentional.

     On June 12, 2007, the Registrant notified the Commission of its reply to the Commission's comments. (A recomposed version of the Registrant's reply is annexed as Exhibit 99.2 hereof.)

     Consequently, the Registrant is amending the Original Report, as amended, to accurately report Mr. Marchaesi's departure as an other event and not as the resignation or departure of an independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, nor as an independent accountant upon whom the principal accountant expressed reliance. Moreover, by this Third Amendment, the Registrant is deleting any reference to Mr. Marchaesi's employment or departure as an event that would have to be reported to the Commission under Item 4.01 of Form 8-K, and by any secondary associations thereto.

     On July 12, 2006, Mr. Marchaesi notified the Registrant's President of his resignation, then, to have become effective immediately. [The circumstances under which Mr. Marchaesi claimed to have resigned are stated in a facsimile of his electronic notification to Mr. Hudson, which is annexed in Exhibit 99.3 hereto and made a part hereof by reference thereto.] After a brief discussion with Mr. Marchaesi on the subject, Mr. Hudson accepted his resignation on behalf of the Audit Committee and the Registrant's Board of Directors. Following his discussion with Mr. Marchaesi, Mr. Hudson contacted the Registrant's principal certifying accountancy firm, Michael T. Studer, C. P. A., P. C., of Freeport, New York, to notify it of the event. [Mr. Marchaesi copied the Studer firm with his e-mail to the Registrant; consequently, the Studer firm was aware of Mr. Marchaesi's resignation.]

     Although Mr. Marchaesi's formal resignation became effective, and was accepted by the Registrant's Board of Directors, on July 12, 2006, Mr. Marchaesi agreed to complete the compilation for the Registrant's 2005 third calendar quarter statements of financial condition, and the notes to accompany such financial statements, and to deliver such statements to the Registrant's principal certifying accountant for its review.

Form 8-K (Third Amended) Current Report dated September 8, 2006, Page 5 of 8

     For the financial reports of the Registrant during the two years prior to the date of this Report, or the sooner of the date the Registrant nominated, elected, and engaged its principal certifying accountant, and from the date it engaged the services of Mr. Marchaesi through the date of his resignation, no report prepared by either of them contained any adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles with respect to the Registrant's financial statements.

     From the date of Mr. Marchaesi's engagement by the Registrant through the date of his resignation: There were no disagreements between the Registrant (through its Board of Directors, its Audit Committee, or otherwise) and Mr. Marchaesi, or between the Registrant's principal certifying accountant and Mr. Marchaesi, and no disagreements, controversies, or disputes were ever pending or threatened among any of them, on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

     The Registrant (by and through its Board of Directors and Audit Committee) is able to state, unequivocally, that it is able to rely on all prior reports that it filed with the Commission and that contained financial information that was compiled by Mr. Marchaesi.

     In the Original Report, when the Registrant believed that it was to have reported Mr. Marchaesi's departure under Item 4.01 of Form 8-K, it also believed that it was to have complied with the rules set forth in Item 304(a)(3) of Regulation S-B (17 CFR 228.304(a)(3)) . However, upon its amendment of the Original Report and its reclassification of Mr. Marchaesi's resignation in this Third Amendment, the Registrant has determined that it was not required to comply with said Item 304(a)(3).

     In future, neither the Registrant nor its Subsidiary will file a new report on Form 8-K regarding the employment of its new compilation accountant, if any, as the information required by Form 8-K and Regulation S-B is not applicable to the employment of said accountant, and is not required under the Sarbanes-Oxley Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

       The following exhibits are deemed "filed" by the Registrant.

     Unless to the contrary indicated elsewhere in this Report, each of the following exhibits is made a part of this Report by its annexation hereto:

Exhibit No.	Description of Exhibit

                     99.1                           (Facsimile of) Commission's Comment Letter  to  Registrant  dated  September 12, 2006

                     99.2                                    (Recomposition of) Registrant's Reply of June 12, 2007 to Commission's Comments

                     99.3                                    (Facsimile of) Resignation of John J. Marchaesi, C. P. A.

Form 8-K (Third Amended) Current Report dated September 8, 2006, Page 6 of 8

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred for the period stated hereon, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for the period in question, and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report.

AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file quarterly, periodic, annual, and transitional reports, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by U. S. Federal securities rules and regulations. The public may view, read, or make copies of all the Registrant's existing reports, proxy statements, and other documents filed with the Commission at the Commission's Public Reference Room, which is located at 100 F Street, Northeast, Washington, D. C. 20549. Copies of said materials may also be obtained at from the Commission's Web site, the address of which is http://www.sec.gov, or by telephoning the Commission at 1-800-SEC-0330.

     The Registrant shall permit its shareholders to ask questions of, and receive answers from, the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense. The Registrant requests that its shareholders contact it by mail, to its mailing address, which is listed on the cover of this Report. As of the date of this Report, the Registrant does not operate a website.

Notice: Intentional Misstatements or Omissions of Fact Constitute (U. S.) Federal criminal violations under 18 U. S. C. 1001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 3, 2007

Form 8-K (Third Amended) Current Report dated September 8, 2006, Page 7 of 8

By Order of the Board of Directors of Cartoon Acquisition, Inc., the Registrant:

This Report Does Not Require Certifications by the Registrant's Principal Executive Officer and Principal Financial Officer.

Form 8-K (Third Amended) Current Report dated September 8, 2006, Page 8 of 8